Exhibit 10.5

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST,

as Issuer

and

THE BANK OF NEW YORK,

as Indenture Trustee and Series 2001-2 Agent

SERIES 2001-2 SUPPLEMENT

dated as of November 20, 2001

to

BASE INDENTURE

dated as of December 11, 1998

TABLE OF CONTENTS
		Page
PRELIMINARY STATEMENT		1

DESIGNATION		1

ARTICLE I
DEFINITIONS

ARTICLE II
SERIES 2001-2 ALLOCATIONS

Section 2.1	Allocations with Respect to the Series 2001-2 Notes.	5
Section 2.2	Calculation of Note Interest.	5
Section 2.3	Payment of Note Interest.	6
Section 2.4	Payment of Note Principal.	7
Section 2.5	Series 2001-2 Distribution Account.	7

ARTICLE III
FORM OF SERIES 2001-2 NOTES

Section 3.1	Restricted Global Series 2001-2 Notes; Definitive Series 2001-2 Notes.
		9
Section 3.2	Temporary Global Series 2001-2 Notes; Permanent Global Series 2001-2 Notes.
		9
ARTICLE IV
GENERAL

Section 4.1	Optional Repurchase.	10
Section 4.2	Section 4.2 Information.	11
Section 4.3	Section 4.3 Exhibits.	11
Section 4.4	Ratification of Base Indenture.	11
Section 4.5	Counterparts.	11
Section 4.6	Governing Law.	11
Section 4.7	Amendments.	11
Section 4.8	Discharge of Indenture.	12
Section 4.9	Notice to Rating Agencies.	12
Section 4.10	Action by Direction of Required Noteholders.	12
Section 4.11	Credit Amount Percentage; Minimum Credit Amount.	12
Section 4.12	Series Program Size.	12
Section 4.13	Protections Under Base Indenture.	13
Section 4.14	Extension of the Final Scheduled Distribution Date.	13
Section 4.15	Perfection Representations.	13

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Exhibit A-1-1: Form of Restricted Global Class A-1 Note
Exhibit A-1-2: Form of Temporary Global Class A-1 Note
Exhibit A-1-3: Form of Permanent Global Class A-1 Note
Exhibit A-2-1: Form of Restricted Global Class A-2 Note
Exhibit A-2-2: Form of Temporary Global Class A-2 Note
Exhibit A-2-3: Form of Permanent Global Class A-2 Note
Exhibit A-3-1: Form of Definitive Class A-1 Note
Exhibit A-3-2: Form of Definitive Class A-2 Note
Schedule A: Perfection Representations

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SERIES 2001-2 SUPPLEMENT, dated as of November 20, 2001 (this “Supplement”) between BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, a business trust established under the laws of Delaware (the “Issuer”), THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Indenture Trustee”), and THE BANK OF NEW YORK, as agent for the benefit of the Series 2001-2 Noteholders (the “Series 2001-2 Agent”), to the Base Indenture, dated as of December 11, 1998, between the Issuer and the Indenture Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated as Variable Rate Term Notes, Series 2001-2. The Series 2001-2 Notes shall be issued in two classes: (i) the Class A-1 Notes, which shall be designated generally as the Class A-1 Notes, in an original principal amount of $350,000,000, and (ii) the Class A-2 Notes, which shall be designated generally as the Class A-2 Notes, in an original principal amount of $400,000,000. The Class A-1 Notes and the Class A-2 Notes are referred to collectively as the “Series 2001-2 Notes”.

The proceeds from the sale of the Series 2001-2 Notes shall be deposited in the Collection Account and shall be used by the Issuer to acquire eligible Mortgage Loans from the Seller and to pay any amounts due and owing on the Issuer’s outstanding obligations in accordance with the Program Documents.

ARTICLE I
DEFINITIONS

(a)  All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2001-2 Notes and not to any other Series of Notes issued by the Issuer.

(b)  The following words and phrases shall have the following meanings with respect to the Series 2001-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Certificates” shall have the meaning specified in the Trust Agreement.

“Class” means a class of the Series 2001-2 Notes, which may be the Class A-I Notes or the Class A-2 Notes.

“Class A-1 Final Distribution Date” means the Distribution Date occurring on November 20, 2004.

“Class A-1 Monthly Interest” means, with respect to each Distribution Date, interest distributions with respect to the Class A-1 Notes equal to the product of (i) the outstanding principal amount of the Class A-1 Notes on the preceding Distribution Date (after giving effect to all distributions and allocations made on such preceding Distribution Date), (ii) the Class A-1 Note Rate for the related Series 2001-2 Interest Period and (iii) the actual number of days in such Series 2001-2 Interest Period divided by 360.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note_ is registered in the Note Register.

“Class A-1 Note Rate” means, with respect to each Series 2001-2 Interest Period, one-month LIBOR plus 0.26% per annum.

“Class A-I Notes” means any one of the Variable Rate Term Notes, Series 2001-2, Class A-1, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1-1, Exhibit A-1-2 or Exhibit A-1-3. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-1 Shortfall” has the meaning specified in Section 2.3, of this Supplement.

“Class A-2 Final Distribution Date” means the Distribution Date occurring on November 20, 2008.

“Class A-2 Monthly Interest” means, with respect to each Distribution Date, interest distributions with respect to the Class A-2 Notes equal to the product of (i) the outstanding principal amount of the Class A-2 Notes on the preceding Distribution Date (after giving effect to all distributions and allocations made on such preceding Distribution Date), (ii) the Class A-2 Note Rate for the related Series 2001-2 Interest Period and (iii) the actual number of days in such Series 2001-2 Interest Period divided by 360.

“Class A-2 Noteholder” means the Person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Note Rate” means, with respect to each Series 2001-2 Interest Period, one-month LIBOR plus 0.37% per annum.

“Class A-2 Notes” means any one of the Variable Rate Term Notes, Series 2001-2, Class A-2, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2-1, Exhibit A-2-2 or Exhibit A-2-3. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-2 Shortfall” has the meaning specified in Section 2.3 of this Supplement.

“Clearstream Banking” means Clearstream Banking, societe anonyme, a corporation organized under the laws of the Grand Duchy of Luxembourg.

“Collection Account” has the meaning specified in the Mortgage Loan Purchase and Servicing Agreement.

“Credit Amount Percentage” has the meaning specified in Section 4.11 hereof.

“Definitive Class A-1 Note” shall have the meaning specified in Section 3.1, hereof.

“Definitive Class A-2 Note” shall have the meaning specified in Section 3.1 hereof.

“Final Scheduled Distribution Date” shall have the meaning specified in the Trust Agreement.

“LIBOR” has the meaning specified in Section 2.2 k of this Supplement.

“LIBOR Determination Date” has the meaning specified in Section 2.2(b) of this Supplement.

“Minimum Credit Amount” has the meaning specified in Section 4.11 hereof.

“Permanent Global Class A-1 Note” has the meaning specified in Section 3.2 of this Supplement.

“Permanent Global Class A-2 Note” has the meaning specified in Section 3.2 of this Supplement.

“Principal Amount” shall have the meaning specified in the Trust Agreement.

“Reference Banks” has the meaning specified in Section 2.2(b) of this Supplement.

“Required Noteholders” means Series 2001-2 Noteholders holding 50% or more of the principal amount of the outstanding Series 2001-2 Notes.

“Restricted Global Class A-1 Note” has the meaning specified in Section 3.1 of this Supplement.

“Restricted Global Class A-2 Note” has the meaning specified in Section 3.1 of this Supplement.

“Series 2001-2 Agent” has the meaning specified in the initial paragraph hereto. “Series 2001-2 Closing Date” means November 20, 2001.

“Series 2001-2 Collateral” means the Collateral and the Series 2001-2 Distribution Account Collateral.

“Series 2001-2 Distribution Account” has the meaning specified in Section 2.5(a) of this Supplement.

“Series 2001-2 Distribution Account Collateral” has the meaning specified in Section 2.5(d) of this Supplement.

“Series 2001-2 Final Distribution Date” means the Class A-1 Final Distribution Date or the Class A-2 Final Distribution Date, as applicable.

“Series 2001-2 Interest Period” means, with respect to each Distribution Date, the period from and including the first day of the month preceding the month of the Distribution Date (or in the case of the first Distribution Date, the Series 2001-2 Closing Date) to and including the last day of the month preceding the month in which the Distribution Date occurred or in the case of the Distribution Date which is also the Series 2001-2 Final Distribution Date to such Series 2001-2 Final Distribution Date.

“Series 2001-2 Monthly Interest” means, with respect to any Series 2001-2 Interest Period, the sum of the Class A-1 Monthly Interest and the Class A-2 Monthly Interest for such Series 2001-2 Interest Period.

“Series 2001-2 Note Calculation Agent” means the Indenture Trustee.

“Series 2001-2 Noteholder” means any Person in whose name a Series 2001-2 Note is registered in the Note Register.

“Series 2001-2 Note Rate” means the Class A-1 Note Rate or the Class A-2 Note Rate, as the context may require.

“Series 2001-2 Notes” means, collectively, the Class A-1 Notes and the Class A-2 Notes.

“Series 2001-2 Shortfall” means, collectively, the Class A-1 Shortfall and the Class A-2 Shortfall.

“Series Program Size” has the meaning specified in Section 4.12 hereof. “Supplement” has the meaning set forth in the preamble.

“Temporary Global Class A-1 Note” has the meaning specified in Section 3.2 of this Supplement.

“Temporary Global Class A-2 Note” has the meaning specified in Section 3.2 of this Supplement.

ARTICLE II
SERIES 2001-2 ALLOCATIONS

With respect to the Series 2001-2 Notes, the following shall apply:

Section 2.1  Allocations with Respect to the Series 2001-2 Notes.

All Collections allocable to the Series 2001-2 Notes shall be determined by the Indenture Trustee and transferred by the Collateral Agent to the Series 2001-2 Distribution Account in accordance with the terms of Sections 2.3(a) and 2.4(a) hereof and the Security Agreement.

Section 2.2  Calculation of Note Interest.

(a)  For purposes of calculating the Series 2001-2 Note Rate, the Issuer hereby appoints the Indenture Trustee as the Series 2001-2 Note Calculation Agent. The Series 2001-2 Note Calculation Agent may be removed by the Issuer at any time. If the Series 2001-2 Note Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Series 2001-2 Note Calculation Agent fails to determine the Series 2001-2 Note Rate and the Series 2001-2 Monthly Interest for any Series 2001-2 Interest Period, the Issuer will promptly appoint as a replacement Series 2001-2 Note Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market. The Series 2001-2 Note Calculation Agent may not resign its duties without a successor having been duly appointed.

(b)  LIBOR shall be determined by the Series 2001-2 Note Calculation Agent in accordance with the following provisions:

(i)  On the second Business Day prior to the commencement of the Series 2001-2 Interest Period (each such day, a “LIBOR Determination Date”), “LIBOR” shall equal the rate, as obtained by the Series 2001-2 Note Calculation Agent, for one-month Eurodollar deposits, which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions) or such other page as may replace Telerate Page 3750, as it relates to U.S. Dollars, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

(ii)  If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Series 2001-2 Note Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for one-month Eurodollar deposits in an amount determined by the Series 2001-2 Note Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Series 2001-2 Note Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Series 2001-2 Note Calculation Agent are quoting on the relevant LIBOR Determination Date for one-month Eurodollar deposits in an amount determined by the Series 2001-2 Note Calculation Agent by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if the Series 2001-2 Note Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, “LIBOR” shall be LIBOR as determined on the previous LIBOR Determination Date. As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Series 2001-2 Note Calculation Agent.

As soon as possible after 11:00 a.m. (London time) on each LIBOR Determination Date, but in no event later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date, the Series 2001-2 Note Calculation Agent will cause the applicable Series 2001-2 Note Rate for the next Series 2001-2 Interest Period and the applicable Series 2001-2 Monthly Interest for such Series 2001-2 Interest Period payable in respect of the Series 2001-2 Notes on the related Distribution Date to be given to the Issuer, the Indenture Trustee and any paying agent. The Series 2001-2 Note Calculation Agent will also specify to the Issuer and the Indenture Trustee the quotations upon which the applicable Series 2001-2 Note Rate is based, and in any event the Series 2001-2 Note Calculation Agent shall notify the Issuer before 5:00 p.m. (London time) on each LIBOR Determination Date that either: (i) it has determined or is in the process of determining the applicable Series 2001-2 Note Rate and the applicable Series 2001-2 Monthly Interest or (ii) it has not determined and is not in the process of determining the applicable Series 2001-2 Note Rate and the applicable Series 2001-2 Monthly Interest, together with its reasons therefor. For the sole purpose of calculating the applicable Series 2001-2 Note Rate, “Business Day” shall be any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Section 2.3  Payment of Note Interest.

(a)  On each Distribution Date, the Collateral Agent, acting in accordance with a certificate or other statement of the Indenture Trustee based upon the Servicer Report, shall withdraw the amounts required to be withdrawn from the Collateral Account and deposit such amounts in the Series 2001-2 Distribution Account pursuant to this Section 2.3(a) in respect of all funds available for such Series 2001-2 Interest Period and allocated to the holders of the Series 2001-2 Notes pursuant to Section 5.03(b) of the Security Agreement.

On each Determination Date, the Indenture Trustee shall notify the Collateral Agent and the Servicer in writing as to the amount to be withdrawn and paid pursuant to Section 2.3(b) of this Supplement from the Collateral Account to the extent funds are anticipated to be available and allocable to the Series 2001-2 Notes in respect of (x) first, an amount equal to Series 2001-2 Monthly Interest for the related Series 2001-2 Interest Period and (y) second, an amount equal to the amount of any unpaid Series 2001-2 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2001-2 Shortfall). If the amounts described in this Section 2.3(a) are insufficient to pay Series 2001-2 Monthly Interest on any Distribution Date, payments of interest to the Series 2001-2 Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 2001-2 Shortfall” and the portion thereof allocable to each Class of Series 2001-2 Notes shall be referred to as the “Class A-1 Shortfall” and the “Class A-2 Shortfall”, respectively. Interest shall accrue on the Shortfall for the Series 2001-2 Notes at the Series 2001-2 Note Rate. On each Distribution Date, the Collateral Agent shall withdraw the amounts described in this Section 2.3(a) from the Collateral Account and deposit such amounts in the Series 2001-2 Distribution Account.

(b)  On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2001-2 Noteholders from the Series 2001-2 Distribution Account the amount deposited in the Series 2001-2 Distribution Account for the payment of interest pursuant to Section 2.3(a) of this Supplement.

Section 2.4  Payment of Note Principal.

(a)  The principal in respect of the Series 2001-2 Notes will be repaid in full in a single installment on the Series 2001-2 Final Distribution Date. On the Determination Date prior to the Series 2001-2 Final Distribution Date, the Indenture Trustee shall notify the Servicer in writing as to the amount of principal due and payable in respect of the Series 2001-2 Notes. On the Series 2001-2 Final Distribution Date, in accordance with the related Servicer Report, the Collateral Agent shall withdraw such amount of principal in respect of the Series 2001-2 Notes from the Collateral Account and deposit such amount in the Series 2001-2 Distribution Account, to be paid to the holders of the Series 2001-2 Notes. The entire principal amount of all Outstanding Series 2001-2 Notes shall be due and payable on the Series 2001-2 Final Distribution Date.

(b)  On the Series 2001-2 Final Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Series 2001-2 Noteholder from the Series 2001-2 Distribution Account the amount deposited therein pursuant to Section 2.4(a) of this Supplement.

Section 2.5  Series 2001-2 Distribution Account.

(a)  Establishment of Series 2001-2 Distribution Account. The Indenture Trustee shall establish and maintain in the name of the Series 2001-2 Agent for the benefit of the Series 2001-2 Noteholders, or cause to be established and maintained, an account (the “Series 2001-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-2 Noteholders. The Series 2001-2 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as Indenture Trustee for funds deposited in the Series 2001-2 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody’s, then the Issuer shall, within 30 days of such reduction, establish a new Series 2001-2 Distribution Account with a new Qualified Institution. If the Series 2001-2 Distribution Account is not maintained in accordance with the previous sentence, the Issuer shall establish a new Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2001-2 Agent in writing to transfer all cash and investments from the non-qualifying Series 2001-2 Distribution Account into the new Series 2001-2 Distribution Account. Initially, the Series 2001-2 Distribution Account will be established with the Indenture Trustee.

(b)  Administration of the Series 2001-2 Distribution Account. The Indenture Trustee, at the written instruction of the Issuer, may instruct the institution maintaining the Series 2001-2 Distribution Account to invest funds on deposit in the Series 2001-2 Distribution Account from time to time in Eligible Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Eligible Investment held in the Series 2001-2 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Eligible Investments will be credited to the Series 2001-2 Distribution Account.

(c)  Earnings from Series 2001-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2001-2 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)  Series 2001-2 Distribution Account Constitutes Additional Collateral for Series 2001-2 Notes. In order to secure and provide for the repayment and payment of the Issuer’s obligations with respect to the Series 2001-2 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2001-2 Agent, for the benefit of the Series 2001-2 Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2001-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2001-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2001-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2001-2 Distribution Account Collateral”). The Series 2001-2 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 2001-2 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2001-2 Distribution Account. The Series 2001-2 Distribution Account Collateral shall be under the sole dominion and control of the Series 2001-2 Agent for the benefit of the Series 2001-2 Noteholders.

ARTICLE III
FORM OF SERIES 2001-2 NOTES

Section 3.1  Restricted Global Series 2001-2 Notes; Definitive Series 2001-2 Notes.

The Series 2001-2 Notes to be issued in the United States to institutional accredited investors (as defined in Regulation D under the Securities Act) will be issued in book-entry form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Class A-1 Note” or a “Restricted Global Class A-2 Note”, as the case may be), substantially in the form set forth in Exhibits A-1-1 and A-2-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2001-2 Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Series 2001-2 Notes issued in the United States to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act of the Base Indenture will be issued pursuant to Section 2.18 in the form of definitive, fully registered notes without interest coupons (each a “Definitive Class A-1 Note” or a “Definitive Class A-2 Note”, as the case may be) substantially in the form set forth in Exhibits A-3-1 and A-3-2 hereto.

Section 3.2  Temporary Global Series 2001-2 Notes; Permanent Global Series 2001-2 Notes.

The Series 2001-2 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Class A-1 Note” or a “Temporary Global Class A-2 Note”, as the case may be), substantially in the form set forth in Exhibits A-1-2 and A-2-2 hereto, which shall be deposited on behalf of the purchasers of the Series 2001-2 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Clearstream Banking, duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A-1 Note or a Temporary Global Class A-2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a “Permanent Global Class A-1 Note” or a “Permanent Global Class A-2 Note”, as the case may be), substantially in the form of Exhibits A-1-3 and A-2-3 hereto, in accordance with the provisions of such Temporary Global Class A-1 Note or Temporary Global Class A-2 Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A-1 Note or Permanent Global Class A-2 Note will be exchangeable for Definitive Class A-1 Notes or Definitive Class A-2 Notes, as the case may be, in accordance with the provisions of such Permanent Global Class A-1 Note or Permanent Global Class A-2 Note and the Base Indenture (as modified by this Supplement).

ARTICLE IV
GENERAL

Section 4.1  Optional Repurchase.

(a)  On any Distribution Date commencing with the Distribution Date occurring on November 20, 2002, the Issuer shall have the option to purchase the Class A-1 Notes, in whole but not in part (other than for the purpose of providing alternate financing of Mortgage Loans), at a purchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) equal to the aggregate outstanding principal amount of the Class A-1 Notes on such Distribution Date, plus accrued and unpaid interest on the unpaid aggregate principal balance of the Class A-1 Notes (calculated at the Class A-1 Note Rate) through the day immediately prior to the date of such purchase plus the aggregate amount of any Class A-1 Shortfalls payable in respect of the Class A-1 Notes. The Issuer shall give the Indenture Trustee and the Noteholders not more than sixty (60) nor less than thirty (30) days’ prior written notice of the date on which the Issuer intends to exercise such option to purchase. Not later than 12:00 noon, New York City time, on such Distribution Date, with respect to the Class A-1 Notes outstanding, an amount of the purchase price equal to the outstanding principal amount of the Class A-1 Notes on such Distribution Date and the amount of accrued and unpaid interest with respect to the Class A-1 Notes and any applicable Class A-1 Shortfall will be deposited into the related Distribution Account in immediately available funds. The funds deposited into such Distribution Account or distributed to the Paying Agent will be passed through in full to the Noteholders on such Distribution Date.

(b)  On any Distribution Date commencing with the Distribution Date occurring on November 20, 2004, the Issuer shall have the option to purchase the Class A-2 Notes, in whole but not in part (other than for the purpose of providing alternate financing of Mortgage Loans), at a purchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) equal to the aggregate outstanding principal amount of the Class A-2 Notes on such Distribution Date, plus accrued and unpaid interest on the unpaid aggregate principal balance of the Class A-2 Notes (calculated at the Class A-2 Note Rate) through the day immediately prior to the date of such purchase plus the aggregate amount of any Class A-2 Shortfalls payable in respect of the Class A-2 Notes. The Issuer shall give the Indenture Trustee and the Noteholders not more than sixty (60) nor less than thirty (30) days’ prior written notice of the date on which the Issuer intends to exercise such option to purchase. Not later than 12:00 noon, New York City time, on such Distribution Date, with respect to the Class A-2 Notes outstanding, an amount of the purchase price equal to the outstanding principal amount of the Class A-2 Notes on such Distribution Date and the amount of accrued and unpaid interest with respect to the Class A-2 Notes and any applicable Class A-2 Shortfall will be deposited into the related Distribution Account in immediately available funds. The funds deposited into such Distribution Account or distributed to the Paying Agent will be passed through in full to the Noteholders on such Distribution Date.

(c)  The Series 2001-2 Notes shall be subject to repurchase, in whole but not in part, by the Issuer at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date. The repurchase price for any Series 2001-2 Note shall equal the aggregate outstanding principal balance of such Series 2001-2 Note (determined after giving effect to any payments of interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance, plus the amount of any Series 2001-2 Shortfall.

Section 4.2  Information.

The Indenture Trustee, upon the written request of any Series 2001-2 Noteholder, shall provide to such Series 2001-2 Noteholder, or its designated agent, copies of all requested information previously furnished to the Indenture Trustee or the Issuer pursuant to the Program Documents, as such information relates to the Series 2001-2 Notes or the Series 2001-2 Collateral.

Section 4.3  Exhibits.

The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1: Form of Restricted Global Class A-1 Note
Exhibit A-1-2: Form of Temporary Global Class A-1 Note
Exhibit A-1-3: Form of Permanent Global Class A-1 Note
Exhibit A-2-1: Form of Restricted Global Class A-2 Note
Exhibit A-2-2: Form of Temporary Global Class A-2 Note
Exhibit A-2-3: Form of Permanent Global Class A-2 Note
Exhibit A-3-1 Form of Definitive Class A-1 Note
Exhibit A-3-2 Form of Definitive Class A-2 Note

Section 4.4  Ratification of Base Indenture.

As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 4.5  Counterparts.

This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 4.6  Governing Law.

This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 4.7  Amendments.

This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 2001-2 Notes affected thereby; provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes) or (ii) affects only the Class A-2 Notes (and does not affect in any material respect the Class A-1 Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes).

Section 4.8  Discharge of Indenture.

Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2001-2 Notes without the consent of the Required Noteholders.

Section 4.9  Notice to Rating Agencies.

The Indenture Trustee shall provide to each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Indenture Trustee pursuant to this Supplement or any other Program Document. The Trustee makes this covenant as a matter of courtesy and accommodation only and shall not be liable to any Person for any failure to comply therewith.

Section 4.10  Action by Direction of Required Noteholders.

Subject to Section 10.1 of the Base Indenture, the Indenture Trustee agrees that, so long as no Event of Default shall have occurred and be continuing with respect to any Series of Notes other than the Series 2001-2 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Event of Default with respect to the Series 2001-2 Notes until the Indenture Trustee has received the written direction of the Required Noteholders.

Section 4.11  Credit Amount Percentage; Minimum Credit Amount.

The “Credit Amount Percentage” with respect to the Series 2001-2 Notes shall be 4.4%. The “Minimum Credit Amount” with respect to the Series 2001-2 Notes shall be 2.5%.

Section 4.12  Series Program Size.

The “Series Program Size” with respect to the Series 2001-2 Notes shall be $784,520,000; provided, however, that the Series Program Size shall in no event exceed the sum of the outstanding principal amount of the Series 2001-2 Notes and the outstanding principal amount of the Series 2001-2 Certificates; provided, further, that, for purposes of calculating the “Credit Amount,” the Series Program Size shall equal a fraction the numerator of which is the outstanding principal amount of the Series 2001-2 Notes and the denominator of which is one (1) less the Credit Amount Percentage (expressed as a decimal).

Section 4.13  Protections Under Base Indenture.

The Bank of New York, as Agent and Calculation Agent hereunder, shall have all of the protections of the Indenture Trustee under Article X of the Base Indenture.

Section 4.14  Extension of the Final Scheduled Distribution Date.

Notwithstanding anything in any other Program Document to the contrary, if payment of any maturing Series of Certificates on its applicable Final Scheduled Distribution Date would cause the aggregate Principal Amount of all outstanding Series of Certificates plus the amount on deposit in the Reserve Fund to equal less than the Required Enhancement Amount, the ‘Issuer shall be required to extend the Final Scheduled Distribution Date of such maturing Series of Certificates pursuant to Section 3.4(b) of the Trust Agreement.

Section 4.15  Perfection Representations.

The Issuer hereby makes the representations and warranties set forth in Schedule A hereto.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By: CENDANT MORTGAGE CORPORATION, as Administrator
By:
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name: Title:
THE BANK OF NEW YORK, as Series 2001-2 Agent
By:
Name: Title:

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By: CENDANT MORTGAGE CORPORATION, as Administrator
By:
Name: Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name: Marie E. Trimboli Title: Assistant Vice President
THE BANK OF NEW YORK. as Series 2001-2 Agent
By:
Name: Marie E. Trimboli Title: Assistant Vice President

Exhibit A-1-1

Form of Restricted Global Class A-1 Note

A-1-1

Exhibit A-1-2

Form of Temporary Global Class A-1 Note

A-1-2

Exhibit A-1-3

Form of Permanent Global Class A-1 Note

A-1-3

Exhibit A-2-1

Form of Restricted Global Class A-2 Note

A-2-1

Exhibit A-2-2

Form of Temporary Global Class A-2 Note

A-2-2

Exhibit A-2-3

Form of Permanent Global Class A-2 Note

A-2-3

Exhibit A-3-1

Form of Definitive Class A-1 Note

A-3-1

Exhibit A-3-2

Form of Definitive Class A-2 Note

A-3-2

Schedule A

Perfection Representations

Representations and Warranties Regarding Collateral.

(a)   The Security Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Collateral Agent, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

(b)   The Issuer owns and has good and marketable title to the Collateral free and clear of any lien, claim or encumbrance of any Person other than the security interest in favor of the Collateral Agent under the Security Agreement.

(c)   The Issuer has caused or will have caused, within ten days of the Series 2001-2 Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Collateral Agent under the Security Agreement.

(d)   Other than the security interest granted to the Collateral Agent pursuant to the Security Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral, other than in accordance with the Mortgage Loan Purchase and Servicing Agreement. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Collateral Agent under the Security Agreement or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(e)   All original executed copies of each mortgage note, promissory note or other writing constituting an “instrument” (as defined in the applicable UCC) that constitute or evidence the Collateral have been or, in the case of Wet Funded Loans (as defined in the Mortgage Loan Purchase and Servicing Agreement), will be delivered to the Custodian. The Issuer has received written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Collateral Agent.

(f)   None of the “instruments” (as defined in the applicable UCC) that constitute or evidence the Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent (and other than to the Issuer or its predecessors in title).

(g)   The Issuer has received all consents and approvals required by the terms of the Collateral to the transfer to the Collateral Agent of its interest and rights in the Collateral under the Security Agreement.

(h)   The Collection Account, the Collateral Account and the Reserve Fund are not in the name of any Person other than the Issuer or the Collateral Agent for benefit of Secured Parties. The Issuer has not consented to the securities intermediary of any of the Collection Account, the Collateral Account or the Reserve Fund to comply with entitlement orders or other instructions of any Person other than the Collateral Agent.

SCH A-1

(i)   All of the Collateral consisting of “security entitlements” (within the meaning of the applicable UCC) has been credited to the Collection Account, the Collateral Account or the Reserve Fund. The securities intermediary for each of the Collection Account, the Collateral Account and the Reserve Fund has agreed to treat all assets credited to the Collection Account, the Collateral Account or the Reserve Fund as “financial assets” (within the meaning of the applicable UCC).

(j)   The Issuer has delivered to the Collateral Agent a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Collateral Agent relating to the Collection Account, the Collateral Account and the Reserve Fund without further consent by the Issuer.

(k)   Each of the Collection Account, the Collateral Account and the Reserve Fund is a “securities account” (within the meaning of the applicable UCC).

(l)   Other than the Collection Account, the Collateral Account and the Reserve Fund, the Collateral consists of (i) mortgage notes, promissory notes or other writings constituting “instruments” (within the meaning of the applicable UCC), (ii) “accounts” within the meaning of the applicable UCC) or (iii) “general intangibles” (within the meaning of the applicable UCC).

(m)   Each of the foregoing representations shall, as applicable, be deemed repeated each time new assets become part of the Collateral.

(n)   The security interest of the Collateral Agent in the Collateral shall, until payment in full of the indebtedness secured under the Security Agreement and termination of the Security Agreement, be a first-priority perfected security interest.

(o)   The foregoing representations shall survive termination of this Indenture.

(p)   The foregoing representations may not be waived, amended or modified without the prior written consent of S&P.

SCH A-2